                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 15, 1999
                                                   -----------------------------

                                 American Superconductor Corporation
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19672                 04-2959321
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification Number)


Two Technology Drive, Westborough, Massachusetts                    01581
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (508) 836-4200
                                                    ----------------------------


________________________________________________________________________________
         (Former Name or Former Address, if Changed from Last Report)
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Item 5.  Other Events.

        On December 15, 1999, American Superconductor entered into an agreement with Pirelli Cavi e Sistemi S.p.A.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

        The exhibit listed in the Exhibit index is filed as part of and is included in this report..



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         American Superconductor Corporation
                                    -------------------------------------------
                                                     (Registrant)

Date: January 19, 2000            By:  /s/ Stanley D. Piekos
                                     -------------------------------------------
                                       Stanley D. Piekos
                                       Vice President, Corporate Development and
                                       Chief Financial Officer
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                                 EXHIBIT INDEX

     Exhibit No.         Description
     ----------          -----------
        99.1*            1999 Program Addendum between between Pirelli Cavi e
                         Sistemi S.p.A. and American Superconductor Corporation dated as of October 1, 1999.


_________________________
* Confidential treatment has been requested with respect to certain portions of this exhibit, which portions are omitted and have been filed separately with the Commission.